Contingency	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCY

Note 15 – CONTINGENCY

The Company issued an approximately $140,000 letter of credit under the LOC obtained from CMB to Bank of Communication ("BOCM") pursuant to a performance guarantee made in connection with a revenue project arranged between the Company and BOCM, in which the Company agreed to provide BPO service to BOCM. Upon the occurrence of a default or nonperformance event, BOCM has the ability to seek damage through the letter of credit, under which circumstance, the Company is obligated to make repayment to CMB plus certain charges including interest. Estimate of such charges cannot currently be made.